UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240. 14a-12
Drive Shack Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

DRIVE SHACK INC.
April 18, 2022

Dear Fellow Stockholders:
On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Drive Shack Inc. to be held in a virtual-only format at http://www.virtualshareholdermeeting.com/DS2022, on May 17, 2022, at 9:00 a.m., Eastern Time. The matters to be considered by the stockholders at the Annual Meeting are described in detail in the accompanying materials.
IT IS IMPORTANT THAT YOU BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU ARE ABLE TO ATTEND THE VIRTUAL ANNUAL MEETING. Let me urge you to vote today by Internet, by telephone or by completing, signing and returning your proxy card in the envelope provided.
PLEASE NOTE THAT YOU MUST FOLLOW THESE INSTRUCTIONS IN ORDER TO ATTEND AND BE ABLE TO VOTE AT THE ANNUAL MEETING: To attend the meeting, you will need to access the meeting website and enter the 16-digit unique control number found on the proxy card or voting instruction form included with the proxy materials. All stockholders may vote online during the Annual Meeting. In addition, any stockholder may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person as the proxy with power to vote your shares on your behalf. If you are a beneficial owner of shares held in “street name,” you must obtain a legal proxy from your broker, bank or other holder of record in order to attend and vote your shares during the virtual Annual Meeting.
Sincerely,

/s/ Wesley R. Edens
Wesley R. Edens
Chairman of the Board of Directors

DRIVE SHACK INC.
NOTICE OF THE 2022 ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of Drive Shack Inc.:
The annual meeting of stockholders of Drive Shack Inc., a Maryland corporation, will be held in a virtual-only format at http://www.virtualshareholdermeeting.com/DS2022, on May 17, 2022, at 9:00 a.m., Eastern Time. The matters to be considered and acted upon by stockholders at the Annual Meeting, which are described in detail in the accompanying materials, are:
(i)
a proposal to elect two Class II directors to serve until the 2025 annual meeting of stockholders and two Class III directors to serve until the 2023 annual meeting of stockholders, and until their respective successors are duly elected and qualified;

(ii)	a proposal to approve, by non-binding advisory vote, the compensation of our named executive officers, as disclosed in the Proxy Statement (commonly known as a “say-on-pay” proposal);
(iii)	a proposal to ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for Drive Shack Inc. for fiscal year 2022; and
(iv)	any other business properly presented at the Annual Meeting.
Stockholders of record at the close of business on April 18, 2022 will be entitled to notice of and to vote at the Annual Meeting. It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings. A Proxy Statement, proxy card and self-addressed envelope are enclosed. Return the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States. You can also vote by telephone or by the Internet by following the instructions provided in the proxy materials. Whether or not you plan to attend the virtual Annual Meeting, please vote by one of these three methods. If you are the record holder of your shares and you attend the meeting, you may withdraw your proxy and vote online during the virtual Annual Meeting, if you so choose.
By Order of the Board of Directors,

/s/ Nicholas M. Foley
Nicholas M. Foley
Secretary

10670 N. Central Expressway, Suite 700
Dallas, TX 75231
April 18, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 17, 2022:

The Notice of Annual Meeting, Proxy Statement and the Annual Report on Form 10-K
are available on the Investor Relations section of our website at
https://ir.driveshack.com.

i

DRIVE SHACK INC.
10670 N. Central Expressway, Suite 700
Dallas, TX 75231

PROXY STATEMENT

For the 2022 Annual Meeting of Stockholders to Be Held
on May 17, 2022
This Proxy Statement and the accompanying proxy card and notice of annual meeting are provided in connection with the solicitation of proxies by and on behalf of the Board of Directors of Drive Shack Inc., a Maryland corporation, for use at the Annual Meeting to be held on May 17, 2022 and any adjournments or postponements thereof. “We,” “our,” “us,” the “company” and “Drive Shack” each refers to Drive Shack Inc. The mailing address of our executive office is 10670 N. Central Expressway, Suite 700, Dallas, TX 75231. This Proxy Statement, the accompanying proxy card and the notice of annual meeting are first being mailed to holders of our common stock, par value $0.01 per share, which we refer to in this Proxy Statement as the “common stock,” on or about April 18, 2022.
At the date hereof, management has no knowledge of any business that will be presented for consideration at the Annual Meeting and which would be required to be set forth in this Proxy Statement or the related proxy card other than the matters set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented at the Annual Meeting for consideration, it is intended that the persons named in the enclosed form of proxy and acting thereunder will vote in accordance with their best judgment on such matter.
Matters to be considered at the Annual Meeting
At the Annual Meeting, stockholders of the company’s common stock will vote upon:
(i)
a proposal to elect two Class II directors to serve until the 2025 annual meeting of stockholders and two Class III directors to serve until the 2023 annual meeting of stockholders, and until their respective successors are duly elected and qualified;

(ii)	a proposal to approve, by non-binding advisory vote, the compensation of our named executive officers, as disclosed in this Proxy Statement, commonly known as a “say-on-pay” proposal;
(iii)	a proposal to ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the company for fiscal year 2022; and
(iv)	any other business that may properly come before the annual meeting of stockholders or any adjournment of the annual meeting.

GENERAL INFORMATION ABOUT VOTING
Solicitation of Proxies
The enclosed proxy is solicited by and on behalf of our Board of Directors. The expense of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby will be borne by the company. In addition to the use of the mail, proxies may be solicited by officers and directors, without additional remuneration, by personal interview, telephone or otherwise. The company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record as of the close of business on April 18, 2022, and will provide reimbursement for the cost of forwarding the material.
Stockholders Entitled to Vote
As of April 18, 2022, there were outstanding and entitled to vote 92,113,095 shares of our common stock. Each share of our common stock entitles the holder to one vote. Stockholders of record at the close of business on April 18, 2022 are entitled to vote at the Annual Meeting or any adjournment or postponement thereof.
We also have outstanding 1,347,321 shares of our 9.75% Series B Cumulative Redeemable Preferred Stock, 496,000 shares of our 8.05% Series C Cumulative Redeemable Preferred Stock and 620,000 shares of our 8.375% Series D Cumulative Redeemable Preferred Stock. These shares have no voting rights, except in limited circumstances, none of which are applicable to the matters that will be presented for consideration at the Annual Meeting.
Stockholder of Record. If your shares are registered directly in your name with the company’s transfer agent, American Stock Transfer & Trust Company LLC, you are considered the stockholder of record with respect to those shares, and these proxy materials were sent directly to you by the company.
Street Name Holders. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials will be or have been forwarded to you by your bank or broker. The bank or broker holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct your bank or broker on how to vote the shares held in your account. If you wish to attend and vote your shares during the virtual Annual Meeting, you will need to obtain a “legal proxy” from your bank or broker.
Attending the Virtual Annual Meeting
You may attend the virtual Annual Meeting, as well as vote and submit questions online during the Annual Meeting, by visiting http://www.virtualshareholdermeeting.com/DS2022. You will need your unique control number, which appears in the proxy card or voting instruction form that accompanied the proxy materials. In the event that you do not have a control number, please contact your bank or broker as soon as possible so that you can be provided with a control number and gain access to the meeting.
Required Vote
A quorum will be present if the holders of a majority of the outstanding shares entitled to vote are present, in person or by proxy, at the Annual Meeting. If you have returned a valid proxy or if you hold your shares in your own name as holder of record and attend the virtual Annual Meeting, your shares will be counted as present for the purpose of determining whether there is a quorum. Votes to “withhold,” abstentions and “broker non-votes” (as described below) will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.
If a quorum is not present, the Annual Meeting may be adjourned by the chairman of the meeting or by the vote of a majority of the shares represented at the Annual Meeting until a quorum has been obtained.
For the election of the nominees to our Board of Directors (Proposal 1), the affirmative vote of a plurality of all the votes cast at the Annual Meeting is sufficient to elect the nominee if a quorum is present, meaning each nominee will be elected if he receives at least one “for” vote. The affirmative vote of a majority of the votes cast by holders of our common stock at the Annual Meeting is required to approve, on a non-binding, advisory basis, the “say-on-pay” proposal (Proposal 2) and to ratify the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 3).

Broker non-votes are instances where a broker holding shares of record for a beneficial owner does not vote the shares because it has not received voting instructions from the beneficial owner and therefore is precluded by the rules of the New York Stock Exchange, which we refer to in this Proxy Statement as “NYSE,” from voting on a particular matter. Under NYSE rules, when a broker holding shares in “street name” does not receive voting instructions from a beneficial owner, the broker has discretionary authority to vote on certain routine matters but is prohibited from voting on non-routine matters. Brokers who do not receive instructions are not entitled to vote on the election of directors or the “say-on-pay” proposal (Proposals 1 and 2) but they are entitled to vote on the ratification of the appointment of the independent registered public accounting firm (Proposal 3).
A vote “withheld” from a director nominee or a broker non-vote on a director nominee will have no effect on the outcome of the vote for Proposal 1, because a plurality of the votes cast at the Annual Meeting is required for the election of each director, meaning each nominee will be elected if he receives at least one “for” vote. Similarly, if you abstain from voting on any of Proposals 2 through 3, your abstention will not affect the outcome because abstentions are not counted as votes cast on such proposals under NYSE rules.
If the enclosed proxy card is properly executed and returned to us in time to be voted at the Annual Meeting, it will be voted as specified on the proxy card unless it is properly revoked prior thereto. If no specification is made on the proxy card as to any one or more of the proposals, the shares of common stock represented by the proxy will be voted as follows:
(i)	FOR the election of the Class II and Class III nominees to our Board of Directors;
(ii)	FOR the “say-on-pay” proposal regarding the compensation of our named executive officers;
(iii)	FOR the ratification of the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and
(iv)	in the discretion of the proxy holder on any other business that properly comes before the Annual Meeting or any adjournment or postponement thereof.
As of the date of this Proxy Statement, we are not aware of any other matter to be raised at the Annual Meeting.
Voting
Stockholders of Record. If you are a stockholder of record, you may instruct the proxies to vote your shares by telephone, by the Internet or by signing, dating and mailing the proxy card in the postage-paid envelope provided. In addition, you may vote your shares of our common stock online during the Annual Meeting.
Street Name Holders. If you are a street name holder, you will receive instructions from your bank or broker that you must follow to be able to attend the virtual Annual Meeting or to have your shares voted at the Annual Meeting.
Right to Revoke Proxy
Stockholders of Record. If you are a stockholder of record, you may revoke your proxy instructions through any of the following methods:
•	send written notice of revocation, prior to the Annual Meeting, to our Secretary, Nicholas M. Foley, at Drive Shack Inc., 10670 N. Central Expressway, Suite 700, Dallas, TX 75231;
•	sign, date and mail a new proxy card to our Secretary;
•	dial the number provided on the proxy card and vote again;
•	log onto the website provided on the proxy card and vote again; or
•	attend the Annual Meeting and vote your shares online.
Street Name Holders. If you are a street name holder, you must contact your bank or broker to receive instructions as to how you may revoke your proxy instructions.
Copies of Annual Report to Stockholders
A copy of our Annual Report on Form 10-K for our most recently completed fiscal year, which has been filed with the Securities and Exchange Commission, which we refer to in this Proxy Statement as the “SEC,” will be mailed to stockholders entitled to vote at the Annual Meeting who have elected to receive a hard copy. A hard copy of the proxy materials and is also available without charge to stockholders upon written request to: Drive Shack Inc., 10670 N. Central Expressway, Suite 700, Dallas, TX 75231, Attention: Investor Relations. You can also find an electronic version of our Annual Report on the Investor Relations section of the Drive Shack website (https://ir.driveshack.com).
Voting Results
Broadridge Financial Solutions, Inc., our independent tabulating agent, will count the votes and act as the inspector of election. We will publish the voting results in a Current Report on Form 8-K, which will be filed with the SEC within four business days of the Annual Meeting.
Confidentiality of Voting
We keep all proxies, ballots and voting tabulations confidential as a matter of practice. We permit only our inspector of election to examine these documents.
Recommendations of the Board of Directors
The Board of Directors recommends a vote:
(i)	FOR the election of the Class II and Class III nominees to our Board of Directors;
(ii)	FOR the “say-on-pay” proposal regarding the compensation of our named executive officers; and
(iii)	FOR the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the company for fiscal year 2022.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
The first proposal is to elect two Class II directors to serve until the 2025 annual meeting of stockholders and two Class III directors to serve until the 2023 annual meeting of stockholders, and until their respective successors are duly elected and qualified.
Our charter authorizes the number of directors to be not less than one, nor more than fifteen. The number of directors on the Board is currently fixed at seven. Our Board of Directors is divided into three classes. The members of each class of directors serve staggered three-year terms.
Our current Board of Directors is classified as follows:
Class	Term Expiration	Director	Age
Class I	2024	Stuart A. McFarland	73
		Hana Khouri	38
Class II	2022	Virgis W. Colbert	82
		Benjamin M. Crane	45
Class III	2023	William J. Clifford	63
		Wesley R. Edens	59
		Keith Sbarbaro	52
The Board of Directors has unanimously proposed Virgis W. Colbert and Benjamin M. Crane as nominees for election as Class II directors and William J. Clifford and Keith Sbarbaro as nominees for Class III director. Mr. Clifford is standing for re-election because his three-year term as a former Class II director expires at the Annual Meeting; the Board of Directors reassigned Mr. Clifford to Class III, which had one member at the time, in order to maintain classes of equal size in accordance with our charter. In addition, Mr. Sbarbaro is standing for election by stockholders after joining the Board of Directors on April 6, 2022. Messrs. Colbert, Crane and Clifford currently serve on our Board of Directors. If elected at the Annual Meeting, Messrs. Colbert and Crane will hold office until the 2025 annual meeting of stockholders and Messrs. Clifford and Sbarbaro will hold office until the 2023 annual meeting of stockholders, and until their respective successors are duly elected and qualified, subject to earlier retirement, resignation or removal. Accordingly, the Board of Directors has fixed the number of directors on the Board at seven.
Unless otherwise instructed, we will vote all proxies we receive FOR Messrs. Clifford, Colbert, Crane and Sbarbaro. If one of the nominees becomes unable to stand for election as a director, an event that our Board of Directors does not presently expect, the proxies will be voted for a replacement nominee if one is designated by our Board of Directors.
The Board of Directors recommends that the stockholders vote FOR the election of Virgis W. Colbert and Benjamin M. Crane to serve as Class II directors until the 2025 annual meeting of the stockholders and William J. Clifford and Keith Sbarbaro to serve as Class III directors until the 2023 annual meeting of the stockholders, and until their respective successors are duly elected and qualified.

Information Concerning Our Directors, Including the Director Nominees
Set forth below is certain biographical information for our directors, including the director-nominees, as well as the month and year each person was first elected as one of our directors.
Each of our directors was selected because of the knowledge, experience, skill, expertise and diversity the director contributes to the Board of Directors as a whole. Our directors have extensive familiarity with our business and experience from senior positions in large, complex organizations. In these positions, they gained core management skills, such as strategic and financial planning, public company financial reporting, corporate governance, risk management and leadership development. The Nominating and Corporate Governance Committee believes that each of the directors also has key attributes that are important to an effective Board of Directors: integrity and demonstrated high ethical standards; sound judgment; analytical skills; the ability to engage management and each other in a constructive and collaborative fashion; diversity of origin, background, experience, and thought; and the commitment to devote significant time and energy to service on the Board of Directors and its committees.
Wesley R. Edens Chairman of the Board of Directors since inception
Mr. Edens has been Chairman of our Board since our inception and served as our Chief Executive Officer from our inception until February 2007. He is the Co-Chief Executive Officer of Fortress Investment Group LLC, which we refer to in this Proxy Statement as “Fortress,” a global investment management firm, and has been a member of the Board of Directors of Fortress since November 2006. Mr. Edens has been a principal and a member of the Management Committee of Fortress since co-founding Fortress in May 1998. Previously, Mr. Edens served as Chief Executive Officer of Fortress from inception to August 2009. Mr. Edens has primary investment oversight of Fortress’ private equity and publicly traded alternative investment businesses. Mr. Edens is the Chief Executive Officer and Chairman of the Board of Directors of New Fortress Energy LLC (NASDAQ: NFE). He is a director of Mapeley Limited. Mr. Edens previously served on the boards of the following publicly traded companies and registered investment companies: Gannett Co., Inc. (formerly New Media Investment Group Inc.) from November 2013 to May 2019, OneMain Holdings Inc. from October 2013 to June 2018, Florida East Coast Railway Corp. from December 2007 to June 2017, Intrawest Resorts Holdings Inc. from January 2014 to July 2017, Fortress Transportation and Infrastructure Investors LLC from May 2015 to May 2016, Gaming and Leisure Properties Inc. (NASDAQ: GLPI) from October 2013 to October 2016, New Residential Investment Corp. from April 2013 to May 2016, New Senior Investment Group from October 2014 to January 2019, Nationstar Mortgage Holdings Inc. from February 2012 to July 2016, Brookdale Senior Living Inc., from September 2005 to June 2014; GAGFAH S.A. from September 2006 to June 2014; PENN National Gaming Inc. from October 2008 to November 2013 and GateHouse Media Inc. from June 2005 to November 2013. Prior to forming Fortress, Mr. Edens was a partner and managing director of BlackRock Financial Management Inc. (an investment management firm), where he headed BlackRock Asset Investors, a private equity fund. In addition, Mr. Edens was formerly a partner and managing director of Lehman Brothers. Mr. Edens’ extensive credit, private equity finance and management expertise, extensive experience as an officer and director of public companies and his deep familiarity with our company led the Board to conclude that Mr. Edens should be elected to serve as a director.

William J. Clifford Director since June 2018
Mr. Clifford has been a member of our Board of Directors since June 2018 and is a member of the Audit Committee and Chairman of the Nominating and Corporate Governance Committee of our Board of Directors. Mr. Clifford was the Senior Vice President, CFO and Treasurer for GLPI from 2013 to 2018, which was a spin-off from Penn National Gaming, Inc. (NASDAQ: PENN) where he was Senior Vice President of Finance and CFO from 2001 to 2013. He was also a member of the Board of Directors and Audit Committee Chairman for Intrawest Holdings, Inc. (NASDAQ: SNOW) from 2014 to 2017. Mr. Clifford previously held operational finance roles for casinos in Las Vegas and the Bahamas. Mr. Clifford’s knowledge, skill, expertise and experience as described above, including in the field of consumer entertainment, led our Board of Directors to conclude that Mr. Clifford should be elected to serve as a director.

Virgis W. Colbert Director since April 2019
Mr. Colbert has been a member of our Board of Directors and a member of the Audit Committee and Compensation Committee of our Board of Directors since April 2019. Mr. Colbert is a Senior Advisor to MillerCoors LLC and has served in a variety of key leadership positions with Miller Brewing Company since 1979, including Executive Vice President of Worldwide Operations from 1997 to 2005 and Senior Vice President of Operations from 1993 to 1997. Mr. Colbert is a member of the Board of Directors of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC, NASDAQ BX, Inc., International Securities Exchange, LLC, ISE Gemini, LLC and ISE Mercury, LLC. Mr. Colbert also serves on the board of STAG Industrials, Inc. Mr. Colbert has previously served on the boards of Lorillard, Inc., where he was Lead Independent Director (from 2008 to 2015), Delphi Corp. (from 1999 to 2006), Merrill Lynch & Co. Inc. (from 2006 to 2008), Bank of America Corp. (from 2009 to 2013), Stanley Black & Decker (from 2002 to 2013), the Sara Lee Corporation and its successor The Hillshire Brands Company (from 2006 to 2013), The Manitowoc Company, Inc. (from 2001 to 2012) and New Senior Investment Group (from 2014 to 2021). He is Chairman Emeritus of the board for the Thurgood Marshall College Fund and former Chairman of the board of trustees for Fisk University. He is a life member of the National Association for the Advancement of Colored People. As a result of these and other professional experiences, Mr. Colbert has particular knowledge of and extensive experience in public company board practices and in the management and oversight of a public company, including operations, supply chain logistics, engineering, information technology and strategic growth. These factors and his other qualifications and skills, including in the field of consumer retail, led our Board of Directors to conclude that Mr. Colbert should serve as a director.

Benjamin M. Crane Director since April 2019
Mr. Crane has been a member of our Board of Directors since April 2019 and is a member of the Nominating and Corporate Governance Committee and Compensation Committee of our Board of Directors. Mr. Crane is an American professional golfer, who has been a member of the PGA tour since December 2001, when he was awarded his PGA tour card for 2002. Mr. Crane is actively involved in several charities, including the Crane Foundation, which he started with his wife Heather. The purpose of the Crane Foundation is to help others reach new heights and levels of achievement and spirituality in their lives through gifts, grants and additional resources. His charity also supports several other charities including the College Golf Fellowship, Forward Edge International, H.O.P.E Farm Inc., Love146 Inc., the St. Bernard Project and Young Life. Mr. Crane received his B.A. from the University of Oregon. Mr. Crane’s knowledge, skill, expertise and experience as described above, including his experience with and connections to the game of golf and its followers, led our Board of Directors to conclude that Mr. Crane should serve as a director.

Stuart A. McFarland Director since October 2002
Mr. McFarland has been a member of our Board of Directors since October 2002 and Chairman of the Audit Committee of our Board of Directors since November 2002. Beginning in 1997, Mr. McFarland worked for Federal City Capital Advisors, LLC, which is now a dormant entity, where he most recently served as Managing Director. Mr. McFarland was Chairman of Federal City Bancorp, Inc. from 2005 to 2007 and President and Chief Executive Officer of Pedestal Inc., an internet secondary mortgage market trading exchange, from 1997 to 2001. Mr. McFarland was Executive Vice President and General Manager of GE Capital Mortgage Services and President and CEO of GE Capital Asset Management Corporation from 1990 to 1995. Prior to GE Capital, Mr. McFarland was President and CEO of Skyline Financial Services Corp. from 1988 to 1990. Before joining Skyline, Mr. McFarland was President and CEO of National Permanent Federal Savings Bank in Washington, D.C. from 1986 to 1987. From 1981 to 1986, Mr. McFarland was Executive Vice President — Operations and Chief Financial Officer with Fannie Mae (Federal National Mortgage Association). From 1972 to 1981, he was President and Director of Ticor Mortgage Insurance Company in Los Angeles, California. Mr. McFarland serves as a director and member of the Audit Committee of the Brookfield Investment Funds and as Lead Independent Director and member of the Audit Committee of New America High Income Fund, Inc. From 2003 to 2013, Mr. McFarland served as a director and the Lead Independent Director of the Brandywine Funds. From 2014 to 2021, Mr. McFarland served as a director, Chairman of the Audit Committee and member of the Compensation Committee of New Senior Investment Group Inc. Mr. McFarland also serves as a director and Member of the Executive Committee of the Center for Housing Policy and is a member of the Trustees Council of The National Building Museum. Mr. McFarland’s knowledge, skill, expertise and experience as described above, including in the field of real estate, which is important to our growth strategy, as well as his deep familiarity with our company, led our Board of Directors to conclude that Mr. McFarland should serve as a director.

Hana Khouri Director Since June 2021
Ms. Khouri has been our Chief Executive Officer since November 2019 and has been our President since August 2019. Prior to joining Drive Shack, Ms. Khouri served as Chief of Staff to the Chief Executive Officer of NFE from July 2018 through August 2019. From July 2013 through July 2018, Ms. Khouri held various positions at Topgolf, a golf-themed entertainment company based in Dallas, Texas, including, immediately prior to her departure, International Director of Operations. Prior to serving in that role, she also served as National Director of Operations, National Director of Site Openings and Director of Operations.

Keith Sbarbaro Director Since April 2021
Mr. Sbarbaro has been a member of the Board since April 2022. Mr. Sbarbaro brings to the Board over 21 years of experience in the golf industry. Since 1999, he has worked in a variety of roles at TaylorMade Golf Company where he is currently an executive in the global tour operations function. He has represented TaylorMade as lead representative to a variety of top-ranked PGA tour golfers. Mr. Sbarbaro holds a bachelor’s degree from Arizona State University, from which he graduated in 1993, and was a member of the 1990 NCAA championship team. Mr. Sbarbaro’s knowledge, skill, expertise and experience as described above, including his experience with and connections to the game of golf and its followers, led the Board to conclude that Mr. Sbarbaro should be elected to serve as a director.

Compensation of Directors
The total annual compensation generally payable to our non-employee directors is $125,000. In addition, we pay an annual fee to the chair of the Audit Committee of the Board of Directors of $10,000, and we pay an annual fee to the chair of each of the Compensation Committee and Nominating and Corporate Governance Committee of $5,000. The Committee chair fees are payable in restricted stock units (“RSUs”). All of our non-employee directors are reimbursed for their costs and expenses in attending all meetings of our Board of Directors. Mr. Edens was not compensated by the company for his service as a director.
As detailed in the company’s 2018 Omnibus Incentive Plan, which we refer to in this Proxy Statement as the “2018 Plan,” the Board of Directors may permit a first time non-employee director to make a one-time election to participate in a stock purchase and matching grant program, which we refer to in this Proxy Statement as the “Director Stock Program” which provides that if the non-employee director purchases shares of our common stock at fair value within 30 days following the date the individual becomes a non-employee director, then the company will issue a matching grant of fully vested shares of our common stock equal to 20% of the aggregate fair value of the purchased shares.
Of the total compensation paid to our non-employee directors in 2021, $75,000 was paid in cash (unless a director elected to receive RSUs in lieu of cash). The remainder was paid in RSUs. We generally make the grant of RSUs on the first business day after our annual stockholders’ meeting or the last week of our fiscal year. The number of RSUs awarded is based on the fair market value of a share of our common stock on the date of grant.
Director Compensation Table for 2021 (Non-Employees)
Name	Fees Earned or Paid in Cash	Stock Awards(1)	Director Stock Program	Total
William J. Clifford	$75,000	$55,000	$—	$130,000
Virgis W. Colbert	$75,000	$50,000	$—	$130,000
Benjamin M. Crane	$75,000	$50,000	$—	$125,000
Wesley R. Edens	$—	$—	$—	$—
Stuart A. McFarland	$75,000	$60,000	$—	$135,000
(1)
Each individual who was serving as a non-employee director as of the date of our annual meeting of stockholders in 2021 received an annual award of RSUs pursuant to the 2018 Plan valued at $50,000 based on the fair market value of a share of our common stock on the date of grant. In 2021, such directors accordingly each received 35,976 RSUs. Mr. McFarland also received 2,878 RSUs valued at $10,000 representing the fee for his service as Audit Committee chair and Messrs. Clifford and Colbert each also received 1,439 RSUs valued at $5,000 representing the fee for their service as the Nominating and Governance Committee and Compensation Committee chairs, respectively. The amounts reported in this column constitute the aggregate grant date fair value of each award of RSUs granted to our non-employee directors in 2021 calculated in accordance with FASB ASC Topic 718. For a summary of the assumptions made in the valuation of these awards, please see Note 11 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2021. All RSUs held by our non-employee directors vest on the one-year anniversary of the grant date. As of December 31, 2021, the following numbers of stock options and RSUs were held by our non-employee directors: (i) for Mr. Clifford: 37,415 RSUs; (ii) for Mr. Colbert: 37,415 RSUs; (iii) for Mr. Crane: 34,014 RSUs; and (iv) for Mr. McFarland: 40,816 RSUs.

Determination of Director Independence
At least a majority of the directors serving on the Board of Directors must be independent. For a director to be considered independent, our Board of Directors must determine that the director does not have any direct or indirect material relationship with the company. The Board of Directors has established categorical standards to assist it in determining director independence, which conform to the independence requirements under the NYSE listing rules. Under the categorical standards, a director will be independent unless:
(a)
within the preceding three years: (i) the director was employed by the company; (ii) an immediate family member of the director was employed by the company as an executive officer; (iii) the director or an immediate family member of the director received more than $120,000 per year in direct compensation from the company (other than director or committee fees and pension or other forms of deferred compensation for prior service, so long as such compensation is not contingent on continued service); (iv) the director was employed by or affiliated with the independent registered public accounting firm of the company; (v) an immediate family member of the director was employed by the independent registered public accounting firm of the company as a partner, principal or manager; or (vi) an executive officer of the company was on the compensation committee of a company which employed the director, or which employed an immediate family member of the director as an executive officer; or

(b)
he or she is a current employee, or an immediate family member is a current executive officer, of another company that has made payments to, or received payments from, the company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross annual revenues.

The Board of Directors may determine, in its discretion, that a director is not independent notwithstanding qualification under the categorical standards. The Board of Directors has determined that each Board member is independent for purposes of NYSE Rule 303A and each such director has no material relationship with the company, other than Ms. Khouri as a result of her role as Chief Executive Officer and President. For Mr. Edens, the Board considered his prior role as an executive officer of the company, and determined that the fact that he has not served as an executive officer of the company for more than fifteen years, coupled with his stock ownership in the company and his lack of compensation for Board service, aligns his interests with shareholders and establishes that he is not subject to any influence by the company’s management.
Statement on Corporate Governance
We emphasize the importance of professional business conduct and ethics through our corporate governance initiatives. Our Board of Directors consists of a majority of independent directors (in accordance with the rules of the NYSE). Our Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee of the Board of Directors are each composed entirely of independent directors.
We have adopted Corporate Governance Guidelines and a Code of Business Conduct and Ethics, which delineate our standards for our officers, directors and employees. We make available, free of charge through a link on our website, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to such reports, if any, as filed with the SEC as soon as reasonably practicable after such filing. Our website also contains our Code of Business Conduct and Ethics, Code of Ethics for Principal Executive Officers and Senior Financial Officers, Corporate Governance Guidelines, and the charters of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee of our Board of Directors. Our website address is https://ir.driveshack.com. You may also obtain these documents by writing the company at 10670 N. Central Expressway, Suite 700, Dallas, TX 75231, Attention: Investor Relations.
Our Code of Business Conduct and Ethics applies to all employees, and each of our directors and officers, including our principal executive officer and principal financial officer. The purpose of the Code of Business Conduct and Ethics is to promote, among other things, honest and ethical conduct, full, fair, accurate, timely and understandable disclosure in public communications and reports and documents that the company files with, or submits to, the SEC, compliance with applicable governmental laws, rules and regulations, accountability for adherence to the Code of Business Conduct and Ethics and the reporting of violations thereof.
Our Code of Ethics for Principal Executive Officers and Senior Financial Officers sets forth specific policies to guide the company’s senior officers in the performance of their duties. The Code of Ethics for Principal Executive Officers and Senior Financial Officers supplements the Code of Business Conduct and Ethics described above. The company intends to disclose any changes in or waivers from either code applicable to the company’s executive officers or directors by posting such information on our website.
The company does not have a policy to separate the roles of Chief Executive Officer and Chairman of the Board of Directors, as the Board of Directors believes it is in the best interests of the company to make that determination based on the position and direction of the company and the membership of the Board. Mr. Edens served as the company’s Chief Executive Officer and Chairman of the Board of Directors until February 2007. Since that time, Mr. Edens has served solely as Chairman of the Board of Directors, an arrangement that allows us to profit from his extensive knowledge of the company and its industry. The company does not have a lead independent director since the Chairman of the Board is independent. For additional information, see “Executive Sessions of Non-Management Directors.”
Risk Oversight
Our Board plays an active role in overseeing management of our risks. Our Board regularly reviews information regarding our credit, compliance, liquidity and operations, as well as the risks associated with each. The Compensation Committee of our Board (the “Compensation Committee”) is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements and the audit committee of the

Board (the “Audit Committee”) is responsible for overseeing the management of financial, legal and regulatory risks and our enterprise risk management process generally. The Nominating Committee is responsible for managing risks associated with the independence of the Board. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our full Board keeps itself regularly informed regarding such risks through committee reports and otherwise.
Board of Directors and Committee Meetings
During the year ended December 31, 2021, our Board of Directors held five meetings. No director attended fewer than 75 percent of all meetings of our Board of Directors and the committees on which such director served, during the period of his or her service. The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. During 2021, the Audit Committee met five times, the Compensation Committee met one times and the Nominating and Corporate Governance Committee met one time. Although attendance at the company’s annual meeting is encouraged, the company does not have an attendance policy. None of our directors attended the 2021 annual meeting of stockholders (the “2021 Annual Meeting”).
Audit Committee. Our Board of Directors has a standing Audit Committee composed entirely of independent directors. The current members of the Audit Committee are Messrs. Clifford, Colbert and McFarland (Chairman), each of whom has been determined by our Board of Directors to be independent in accordance with the rules of the NYSE and the SEC’s audit committee independence standards. The purpose of the Audit Committee is to provide assistance to the Board of Directors in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the company and its subsidiaries, including, without limitation, assisting the Board of Directors’ oversight of: (a) the integrity of the company’s financial statements; (b) the company’s compliance with legal and regulatory requirements; (c) the company’s independent registered public accounting firm’s qualifications and independence; and (d) the performance of the company’s independent registered public accounting firm and the company’s internal audit function. The Audit Committee is also responsible for appointing the company’s independent registered public accounting firm and approving the terms of the registered public accounting firm’s services. The Audit Committee operates pursuant to a charter, which is available on our website, https://ir.driveshack.com. You may also obtain a copy of the charter by writing the company at 10670 N. Central Expressway, Dallas, TX 75231, Attention: Investor Relations.
The Board of Directors has determined that Mr. McFarland and Mr. Clifford each qualifies as an “Audit Committee Financial Expert” as defined by the rules of the SEC. As noted above, our Board of Directors has determined that Messrs. McFarland and Clifford are independent under NYSE and SEC standards.
Compensation Committee. The current members of the Compensation Committee are Messrs. Colbert (Chairman), Crane and McFarland, each of whom has been determined by our Board of Directors to be independent in accordance with the rules of the NYSE. The Compensation Committee is responsible for administering and approving the grant of awards under any incentive compensation plan, including any equity-based plan, of the company and making recommendations to the Board of Directors regarding director compensation. The charter of the Compensation Committee is available on our website, at https://ir.driveshack.com. You may also obtain a copy of the charter by writing the company at 10670 N. Central Expressway, Suite 700, Dallas, TX 75231, Attention: Investor Relations.
Each current and prospective member of the Compensation Committee, as set forth above, is a “non-employee director” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, which we refer to in this Proxy Statement as the “Exchange Act,” and is also an “outside director” as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended, which we refer to in this Proxy Statement as the “Code,” as well as an independent director under the NYSE listing standards and other applicable laws, rules and regulations.
Nominating and Corporate Governance Committee. Our Board of Directors has a standing Nominating and Corporate Governance Committee composed entirely of independent directors. The current members of the Nominating and Corporate Governance Committee are Messrs. Crane, Clifford (Chairman) and Sbarbaro, each of whom has been determined by our Board of Directors to be an independent director in accordance with the rules of the NYSE. The functions of the Nominating and Corporate Governance Committee include, without limitation, the following: (a) recommending to the Board of Directors individuals qualified to serve as directors of the company and on committees of the Board of Directors; (b) advising the Board of Directors with respect to Board composition, procedures and committees; (c) advising the Board of Directors with respect to the corporate governance principles applicable to the company; and (d) overseeing the evaluation of the Board of Directors. The charter of the Nominating and Corporate Governance Committee is available on our website, at https://ir.driveshack.com. You may also obtain a copy of the charter by writing the company at 10670 N. Central Expressway, Suite 700, Dallas, TX 75231, Attention: Investor Relations.
The Nominating and Corporate Governance Committee, as required by the company’s Bylaws, will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board of Directors and the qualifications of the candidate and may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.
The company’s Bylaws provide certain procedures that a stockholder must follow to nominate persons for election to the Board of Directors. Nominations for director at an annual stockholder meeting must be submitted in writing to the company’s Secretary at Drive Shack Inc., 10670 N. Central Expressway, Suite 700, Dallas, TX 75231. The Secretary must receive the notice of a stockholder’s intention to introduce a nomination at an annual stockholders’ meeting (together with certain required information set forth in the company’s Bylaws) within the time frames set forth below under “Advance Notice for Stockholder Nominations and Proposals for 2022 Annual Meeting.”
The Nominating and Corporate Governance Committee believes that the qualifications for serving as a director of the company are, taking into account such person’s familiarity with the company, possession of such knowledge, experience, skills, expertise, integrity and diversity as would enhance the Board’s ability to manage and direct the affairs and business of the company, including, when applicable, the ability of committees of the Board of Directors to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or NYSE rule.
In addition to considering a director-candidate’s background and accomplishments, the process for identifying and evaluating all nominees includes a review of the current composition of the Board of Directors and the evolving needs of our business. The Nominating and Corporate Governance Committee will identify potential nominees by asking current directors and executive officers to notify the Nominating and Corporate Governance Committee if they become aware of suitable candidates. The Nominating and Corporate Governance Committee also may, from time to time, engage firms that specialize in identifying director candidates. Mr. Sbarbaro, for example, was recommended for consideration to the Nominating and Governance Committee by the chief executive officer. As described above, the Nominating and Corporate Governance Committee will also consider candidates recommended by stockholders. Our evaluation of nominees does not necessarily vary depending on whether or not the nominee was nominated by a stockholder. In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. We do not have a formal policy with regard to the consideration of diversity in identifying director-nominees, but the Nominating and Corporate Governance Committee strives to nominate individuals with a variety of complementary skills. The Nominating and Corporate Governance Committee assesses its achievement of diversity through the review of the Board’s composition as part of the Board’s annual self-assessment process.
Executive Sessions of Non-Management Directors
Executive sessions of the non-management directors occur during the course of the year, following the regular Board or Committee meeting. “Non-management directors” include all directors who are not officers of the company (which is the entirety of the Board). The non-management director presiding at those sessions is generally the Chairman of the Board, in the case of the Board, and the chair of each of the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee, in the case of the executive session of such committee.

Stockholder Communications with Directors
The company provides the opportunity for stockholders and interested parties to communicate with our directors. You can contact our Board of Directors to provide comments, to report concerns, or to ask a question, at the following address:
Drive Shack Inc.
Secretary
10670 N. Central Expressway, Suite 700
Dallas, TX 75231
Stockholders may contact the non-management directors (including the director who presides over the executive sessions of non-management directors, or the non-management directors as a group, or the Audit Committee as a group) at the address above or at the following email address: NonManagementDirectors@driveshack.com.
All communications received as set forth in the preceding paragraph will be opened by the Legal Department, for the sole purpose of determining whether the contents represent a message to the directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board of Directors or any group or committee of directors, sufficient copies of the contents will be made for each director who is a member of the group or committee to which the envelope or e-mail is addressed. Concerns relating to accounting, internal controls or auditing matters are brought to the attention of the Chairman of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

REPORT OF THE AUDIT COMMITTEE
In accordance with and to the extent permitted by the rules of the SEC, the information contained in the following Report of the Audit Committee shall not be incorporated by reference into any of the company’s future filings made under the Exchange Act, and shall not be deemed to be “soliciting material” or to be “filed” under the Exchange Act or the Securities Act of 1933, as amended, which we refer to in this Proxy Statement as the “Securities Act.”
The Audit Committee operates under a written charter approved by the Board of Directors, consistent with the corporate governance rules issued by the SEC and the NYSE. The Audit Committee’s charter is available on the company’s website at https://ir.driveshack.com. The members of the Audit Committee hold executive sessions during the course of the year.
The Audit Committee oversees the company’s financial reporting process on behalf of the Board of Directors. It is not the duty of the Audit Committee to prepare the company’s financial statements, to plan or conduct audits or to determine that the company’s financial statements are complete and accurate in accordance with generally accepted accounting principles. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent registered public accounting firm is responsible for auditing the financial statements and expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations and cash flows of the company in conformity with generally accepted accounting principles.
The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the company’s internal control over financial reporting, including a review of management’s and the independent registered public accounting firm’s assessments of and reports on the effectiveness of internal control over financial reporting and any significant deficiencies or material weaknesses.
The Audit Committee has reviewed and discussed with management the audited financial statements in the annual report on Form 10-K.
The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board, which we refer to in this Proxy Statement as the “PCAOB,” and the SEC and other applicable regulations, including the auditor’s judgment as to the quality, not just the acceptability, of the accounting principles, the consistency of their application and the clarity and completeness of the audited financial statements.
The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable PCAOB and SEC requirements, and has discussed with the independent registered public accounting firm their independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors agreed) that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2021, for filing with the SEC. The Audit Committee and the Board of Directors also have recommended, subject to stockholder approval, the selection of the company’s independent registered public accounting firm for fiscal year 2022.
The Audit Committee
Stuart A. McFarland, Chairman
William J. Clifford
Virgis W. Colbert

EXECUTIVE OFFICERS
The following table shows the names and ages of our current executive officers, some of whom we sometimes refer to in this Proxy Statement as NEOs, and the positions held by each individual. A description of the business experience of each executive officer follows the table.
Name	Age	Position
Hana Khouri	38	Chief Executive Officer (as of November 11, 2019) and President (as of August 6, 2019)
Kelley A. Buchhorn	57	Interim Chief Financial Officer (as of April 1, 2021), Head of Investor Relations and Treasurer
Hana Khouri For information regarding Ms. Khouri, see the “Information Concerning Our Directors, Including the Director Nominees” section of this proxy statement.
Kelley A. Buchhorn. Has been our Interim Chief Financial Officer since April 1, 2022, Treasurer since March 7, 2021, and Head of Investor Relations since October 8, 2020. Prior to joining the company, Ms. Buchhorn most recently served as Head of Investor Relations for JCPenney, Inc. from June 2019 to September 2020 and Director of Investor Relations from April 2016 – June 2019. Prior to JCPenney, she spent nearly 27 years at Pier 1 Imports, Inc. where she served in various senior-level accounting and finance roles of increasing responsibility during her tenure, including Head of Investor Relations and FP&A prior to her departure in April 2016. While at Pier 1, she also led and managed multiple teams across the entire accounting and finance organization, including general ledger, accounts payable, fixed assets, lease accounting, general accounting, inventory, gross profit reporting, financial systems, non-merchandise procurement and financial reporting. Ms. Buchhorn holds a BBA in Finance from the University of Texas at Arlington.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Introduction
The Compensation Discussion and Analysis that follows provides a description of our compensation program for each of the individuals listed below. We refer to these individuals throughout the Compensation Discussion and Analysis and the tables and narratives that follow as our named executive officers or NEOs. For 2021, our named executive officers were as follows:
•	Hana Khouri, Chief Executive Officer and President
•	Michael L. Nichols, former Chief Financial Officer
•	Lawrence A. Goodfield, Jr., former Chief Accounting Officer
Mr. Goodfield served as our Chief Accounting Officer until January 14, 2022, and Mr. Nichols served as Chief Financial Officer until April 1, 2022, on which date Ms. Buchhorn was appointed to serve as our Interim Chief Financial Officer, in addition to serving as our Treasurer and Head of Investor Relations.
Role of the Compensation Committee in Executive Compensation
In 2021, our Compensation Committee made all decisions regarding the compensation levels of our named executive officers. It is the Compensation Committee’s responsibility to:
•	oversee the design of our executive compensation programs, policies and practices;
•	determine the types and amounts of compensation for executive officers; and
•	review and approve the adoption, termination and amendment of, and to administer and, as appropriate, make recommendations to the Board regarding, our incentive compensation plans.
Role of Executive Officers in Determining Compensation for our Executive Compensation
Our Compensation Committee and the Board made all decisions regarding the compensation of our named executive officers in respect of 2021.
Say-on-Pay Vote
At the 2021 Annual Meeting, our stockholders had the opportunity to cast an advisory vote on the compensation of our NEOs in 2018. The company’s say-on-pay vote yielded a 84% approval. Notwithstanding this favorable vote, we continue to seek input from our stockholders to understand their views with respect to the company’s approach to executive compensation. After considering the results of the company’s say-on-pay vote at our 2021 Annual Meeting, we determined that no changes to the company’s executive compensation program were necessary.
Elements of our Executive Compensation Program
Base Salary. Base salary is a visible and stable foundation of our compensation program. The base salaries of our NEOs are intended to reflect the position, duties and responsibilities of each executive and the market for base salaries of similarly situated executives at other companies of similar size and in similar industries. On a prospective basis, we will continue to evaluate the mix of base salary, short-term incentive compensation and long-term incentive compensation to appropriately align the interests of our NEOs with those of our stockholders. When reviewing each executive’s base salary, the Compensation Committee considers the level of responsibility and complexity of the executive’s role, whether individual performance in the prior year was particularly strong or weak, and the salaries paid for the same or similar positions in the competitive market. Annual base salaries for our NEOs with respect to 2021 are listed below.
Name	2021 Base Salary
Hana Khouri	$400,000
Michael L. Nichols	$350,000
Lawrence A. Goodfield, Jr.	$285,000

Annual Cash Incentive Bonuses. Our NEOs are eligible to receive annual cash incentives. We consider annual cash incentive bonuses to be “at-risk” compensation. The Compensation Committee considers many factors in its decision-making process relating to the amount, if any, of the annual cash incentive bonuses paid to our NEOs. The factors have generally involved the following:
•
Company performance. The Compensation Committee reviews all aspects of the company’s financial and operational performance, and also assesses performance in relation to the direction of the company’s business, taking into account changing economic and market environments.

•
Individual performance. The Compensation Committee also evaluates each NEO’s individual performance, including, generally, one or any combination of the following: exceptional performance of the individual’s functional responsibilities; leadership; creativity; innovation; collaboration; development and implementation of growth initiatives; and other activities that are critical to driving long-term value for our stockholders.

At the end of the year, the Compensation Committee reviews both company and individual performance to determine actual bonus payouts for the applicable year. Historically, the Compensation Committee has not applied a rigid set of rules for determining the relative importance of the factors listed above.
Name	2021 Annual Incentive
Hana Khouri	$500,000
Michael L. Nichols	$175,000
Lawrence A. Goodfield, Jr.	$0
Equity Awards. In 2018, our Board adopted and our stockholders approved the 2018 Plan, pursuant to which, we may grant incentive stock options, non-qualified stock options, restricted stock, RSUs and other stock-based awards to our employees, including the NEOs. We did not grant any equity awards in 2021.
Employment Agreements
We are party to employment agreements with Mr. Goodfield and Mr. Nichols. The employment agreements provide for the payment of a base salary and certain other benefits. Mr. Goodfield and Mr. Nichols are also eligible to earn an annual bonus equal to a percentage of base salary.
Mr. Goodfield is also eligible to receive severance benefits pursuant to their employment agreements in the event of certain terminations of employment. For a more detailed description of such benefits, see “Potential Payment upon Termination or Change in Control.”
Restrictive Covenants
Mr. Goodfield and Mr. Nichols are subject to certain non-compete and non-solicitation restrictions while employed and for one year after termination of employment along with other standard perpetual covenants regarding confidentiality, intellectual property and related matters.
Tax Considerations
As a general matter, our Board and the Compensation Committee review and consider the various tax and accounting implications of our existing and proposed compensation programs. We consider the tax-deductibility of compensation in designing our compensation programs, but it is not our sole consideration and we retain the discretion to award compensation that is non-deductible. In addition, due to U.S. tax reform legislation (as described below), the opportunity to design programs on a go-forward basis that are fully tax-deductible for our named executive officers has effectively been eliminated. Therefore, the tax-deductibility of compensation had less of an impact on the design of our compensation programs in 2019, and we expect that tax-deductibility will continue to have less of an impact on our program design in the future.
Section 162(m) of the Internal Revenue Code of 1986, as amended (together with the Treasury Regulations thereunder, the “Code”) generally disallows deductions for compensation paid to certain members of senior management in excess of $1 million per year. Historically, this deduction limitation did not apply to “performance-based” compensation as described in the regulations under Section 162(m). However, the Tax Cuts and Jobs Act, enacted on December 22, 2017, substantially modified Section 162(m) and, among other things, eliminated the performance-based exception to the $1 million deduction limit effective as of January 1, 2018. As a result, beginning in 2018, compensation paid to our named executive officers who are “covered employees” under Code Section 162(m) in excess of $1 million is generally nondeductible, whether or not it is performance-based. In addition, starting with our 2018 fiscal year, our “covered employees” under Code Section 162(m) will include any individual who serves as our CEO or CFO at any time during the fiscal year and our three next most highly compensated officers (other than our CEO and CFO) for the fiscal year, and once an individual becomes a “covered employee” for any fiscal year beginning after December 31, 2016, that individual will remain a “covered employee” for all future fiscal years, including following any termination of employment.
Hedging and Pledging Policy
Our insider trading policy expressly prohibits transactions involving hedging or pledging of shares of our common stock and other equity securities and derivatives by Covered Persons (defined as our and our subsidiaries’ officers, directors and employees, as well as their spouses, minor children, adult family members sharing the same household on a continuous basis, financial dependents, and any other person or entity over whom the officer, director or employee exercises substantial influence or control over his, her its securities trading decisions, and any other trust or other estate in which an officer, director or employee has a substantial beneficial interest or as to which he or she serves as trustee or in a similar capacity).

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the 2021 Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with the company’s management.
Based on this review and their discussions, the Compensation Committee has recommended to the Board of Directors that the 2021 Compensation Discussion and Analysis be included in the company’s annual report on Form 10-K for the year ended December 31, 2021.
The Compensation Committee
Virgis W. Colbert, Chairman
Benjamin M. Crane
Stuart A. McFarland
Compensation Committee Interlocks and Insider Participation
None.
2021 Summary Compensation Table
The following table contains information about the compensation paid to or earned by each of our NEOs in respect of the applicable fiscal year.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Hana Khouri, Chief Executive Officer and President	2021	400,000	500,000	—	—	432	900,432
	2020	400,000	500,000	—	—	720	900,720
	2019	162,192	208,000	—	—	—	370,192

Michael Nichols, Chief Financial Officer	2021	350,000	175,000	—	—	1,806	526,806
	2020	86,095	45,000	—	—	158	131,095

Lawrence A. Goodfield, Jr., Chief Accounting Officer and Treasurer and former interim Chief Financial Officer	2021	285,000	0	—	—	342	308,589
	2020	285,000	285,000	—	—	515	570,515
	2019	271,289	164,000	100,000	—	57	535,346
(1)
The amounts reported in these columns constitute the aggregate grant date fair value of each RSU and stock option award granted in the applicable years, calculated in accordance with FASB ASC Topic 718. For additional information regarding these awards, refer to the “Grants of Plan-Based Awards Table,” below. For a summary of the assumptions made in the valuation of these awards, please see Note 11 to our Consolidated Financial Statements included in the company’s Annual Report on Form 10-K for the year ended December 31, 2021.

(2)
The 2021 amounts reported in this column consist of the following: (i) for Ms. Khouri, $432 for life insurance premiums; (ii) for Mr. Nichols, $720 for life insurance premiums; and (iii) for Mr. Goodfield, $342 for life insurance premiums.

There were no grants of plan-based awards made in 2020 or 2021.

Outstanding Equity Awards at 2021 Fiscal Year-End
Name(1)	Number of Shares or Units that Have Not Yet Vested (#)	Market Value of Shares or Units of Stock That Have Not Yet Vested ($)
Lawrence A. Goodfield, Jr.	7,153(2)	$10,229
(1)	Ms. Khouri and Mr. Nichols held no outstanding options or RSUs as of December 31, 2021.
(2)	Mr. Goodfield’s RSUs were forfeited as of January 18, 2022, and therefore will not vest.
Stock Vested for 2021
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Lawrence A. Goodfield, Jr.	7,153(1)	$23,247
(1)	Mr. Goodfield’s RSUs vested as follows: 7,153 vested on April 11, 2021.
Potential Payments upon Termination or Change in Control
Mr. Goodfield
Mr. Goodfield’s RSU agreement with the company in respect of the RSUs that were granted to him effective as of April 11, 2019 provides that upon a voluntary resignation of employment by Mr., Goodfield that occurs prior to the vesting date of the final tranche of such RSUs, the RSUs that were scheduled to vest on the next scheduled vesting date will be forfeited. Mr. Goodfield’s RSUs were forfeited pursuant to this RSU Agreement in connection with his resignation effective January 14, 2022.
Compensation Risk Assessment
As a result of their regular review of compensation policies and practices, management has concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the company. The Compensation Committee has reviewed and agrees with management’s conclusion.
CEO Pay Ratio for 2021
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we determined that the 2021 total compensation of Hana Khouri, our Chief Executive Officer, which totaled $900,000, was approximately 122 times the total compensation of our median employee in 2021 calculated in the same manner, which totaled $7,403. We employ a large number of part-time and seasonal employees, in addition to hourly entry-level employees. The foregoing factors tend to decrease the total compensation of our median employee
We identified the median employee using the W-2 compensation for 2021 of our employees, excluding our Chief Executive Officer, who were employed by us on December 31, 2021, the last day of our payroll year (whether employed on a full-time, part-time, seasonal or temporary basis). After identifying the median employee, we calculated annual total compensation for such employee using the same methodology we use for our CEO Compensation.

PROPOSAL NO. 2 ADVISORY VOTE ON EXECUTIVE COMPENSATION
In accordance with Section 14A of the Exchange Act, which was added by The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”) and the related SEC rules promulgated thereunder, we are providing our stockholders the opportunity to cast a non-binding advisory vote to approve the compensation of the named executive officers. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers.
As described in the “Compensation Discussion and Analysis” section of this Proxy Statement, the primary objectives of our executive compensation program are to attract and retain qualified individuals who can help the company achieve its key business objectives and ultimately increase long-term stockholder value. We urge our stockholders to review the Executive Compensation section of this Proxy Statement, and the compensation tables and narrative discussion included therein for more information.
We believe that our executive compensation programs have been effective at promoting the achievement of positive results, appropriately aligning pay and performance, and enabling us to attract and retain very talented executives while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.
For these reasons, the Board recommends a vote in favor of the following resolution:
“RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
As an advisory vote, this proposal is not binding upon us. Notwithstanding the advisory nature of this vote, the Compensation Committee values the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
The affirmative vote of the holders of a majority of the votes cast by our stockholders in person or represented by proxy and entitled to vote is required to approve this Proposal 2.
The Board of Directors recommends that the stockholders vote FOR the approval, on an advisory basis, of the compensation of the named executive officers, as disclosed in this Proxy Statement.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
Listed in the following table is certain information with respect to the beneficial ownership of shares of our common stock as of April 18, 2022 by each person known by us to be the beneficial owner of more than five percent of our common stock, and by each of our directors and named executive officers, both individually, and our directors and executive officers as a group.
For purposes of this Proxy Statement, a “beneficial owner” means any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:
(i)	voting power, which includes the power to vote, or to direct the voting of, shares of our common stock; and/or
(ii)	investment power, which includes the power to dispose of, or to direct the disposition of, shares of our common stock.
A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security at any time within 60 days of April 18, 2022. Except as indicated by footnote, the persons and entities named in the table below have sole voting and sole investment power with respect to the shares set forth opposite each person’s or entity’s name.
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class(2)
Wesley R. Edens(3)	7,367,536	7.9%
BlackRock Inc.	5,639,631	6.1%
T. Rowe Price Associates, Inc.	5,427,872	5.9%
Kelley A. Buchhorn	0	*
William J. Clifford	127,074	*
Virgis W. Colbert	75,490	*
Benjamin M. Crane	62,288	*
Stuart A. McFarland	137,765	*
Hana Khouri(4)	15,600	*
Keith Sbarbaro	0	*
All directors and executive officers as a group (8 persons)	778,753	8.5%
*	Denotes less than 1%.
(1)
The address of all officers and directors listed above are in the care of Drive Shack Inc., 10670 N. Central Expressway, Suite 700, Dallas, TX 75231, other than Mr. Wesley R. Edens whose address is in the care of Baobob Advisers, 111 W 19th St., 8th Fl., New York, NY 10011.

(2)	Percentages shown assume the exercise by such persons of all options to acquire shares of our common stock that are exercisable within 60 days of April 1, 2022, and no exercise by any other person.
(3)
Includes 7,367,536 shares over which Mr. Edens has sole voting and dispositive power (including 3,502,368 shares held by Mr. Edens directly, 3,847,728 shares held in a family trust for which he serves as trustee and 16,666 shares held in a charitable trust for which he serves as a trustee).

(4)
Based on a Schedule 13G/A filed February 4, 2022 by BlackRock, Inc. (“BlackRock”), BlackRock has sole voting power with respect to 5,639,631 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 5,704,921 shares and shared dispositive power with respect to 0 shares. BlackRock’s address is 55 East 52nd Street New York, New York 10055.

(5)	Based on a Schedule 13G/A filed February 14, 2022 by T. Rowe Price Associates, Inc. (“T. Rowe Price”). T. Rowe Price’s address is 100 E. Pratt Street, Baltimore, MD 21202.
(6)	Includes 12,245 shares held directly by Ms. Khouri directly and 3,355 shares held by Ms. Khouri’s spouse.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Review of Transactions with Related Persons
SEC rules define “transactions with related persons” to include any transaction in which the company is a participant, the amount involved exceeds $120,000, and in which any “related person,” including any officer, director, nominee for director or beneficial holder of more than 5% of any class of our voting securities or an immediate family member of any of the foregoing, has a direct or indirect material interest. The company adopted a written policy that outlines procedures for approving transactions with related persons, and the independent directors review and approve or ratify such transactions pursuant to the procedures outlined in this policy. In determining whether to approve or ratify a transaction with a related person, the independent directors will consider a variety of factors they deem relevant, such as: the terms of the transaction; the terms available to unrelated third parties; the benefits to the company; and the availability of other sources for comparable assets, products or services. The independent directors have also adopted standing pre-approvals under the policy for specified categories of transactions, including investments in securities offerings.
Other Related Party Transactions
A member of the Board of Directors, Mr. Edens, owns or leases certain aircraft that the company charters from third-party aircraft operators for business purposes in the ordinary course of operations from time to time. The company pays this aircraft operator market rates for the charters, subject to the review procedures implemented by the independent disinterested members of our Board of Directors. For the year ended December 31, 2021, we incurred charges of approximately $190,000 for such charters.
On January 28, 2021, we entered into an underwriting agreement (the “Underwriting Agreement”) with BTIG, LLC, as representative of the several underwriters named therein (the “Underwriters”), and Mr. Edens, as the director purchaser. Pursuant to the terms of the Underwriting Agreement, Mr. Edens agreed to purchase, and we agreed to sell, subject to and on conditions set forth therein, an aggregate of 672,780 shares of our common stock, at a price of $2.40 per share (equal to the public offering price). The sales of our common stock pursuant to the Underwriting Agreement, including the 23,285,553 shares of common stock sold to the Underwriters, closed on February 2, 2021.
All related party transactions are reviewed, approved and ratified by the independent disinterested members of our Board of Directors, including those set forth in the preceding paragraph.

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Proposed Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accountants, served as the independent registered public accounting firm for us and our subsidiaries for the fiscal years ended December 31, 2021 and 2020. The Audit Committee has appointed Ernst & Young LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2022, and has further directed that the selection of the independent registered public accounting firm be submitted for approval by the stockholders at the Annual Meeting. Representatives of Ernst & Young LLP are expected to attend the Annual Meeting and will be available to respond to appropriate questions from stockholders.
The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the company for fiscal year 2022.
Principal Accounting Fees and Services
During the two most recent fiscal years, we engaged Ernst & Young LLP to provide us with audit, audit-related and tax services. Services provided included audits of the company’s consolidated financial statements and internal control over financial reporting, review of unaudited quarterly financial information, review and consultation regarding filings with the Internal Revenue Service, and consultation on financial and tax accounting and reporting matters. Fees for 2021 and 2020 were as follows:
Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2021	$1,442,000	$—	$0	$—
2020	$1,352,300	$—	$51,864	$—
Audit Fees. Audit fees are fees billed for the consolidated financial statements, including the audit of internal control over financial reporting and the review of the company’s quarterly reports on Form 10-Q, consultation on audit related matters and required review of SEC filings.
Audit-Related Fees. None.
Tax Fees. Tax fees for the years ended December 31, 2021 and 2020 related to tax planning and advice, as well as compliance and return preparation.
All Other Fees. None.
The Audit Committee has considered all services provided by the independent registered public accounting firm to us and concluded this involvement is compatible with maintaining the auditors’ independence.
The Audit Committee is responsible for appointing the company’s independent registered public accounting firm and approving the terms of the independent registered public accounting firm’s services. All engagements for services in the most recent fiscal year were pre-approved by the Audit Committee. The Audit Committee has a policy requiring the pre-approval of all audit and permissible non-audit services to be provided by the independent registered public accounting firm.

ADVANCE NOTICE FOR STOCKHOLDER NOMINATIONS AND PROPOSALS FOR 2022
ANNUAL MEETING
Proposals received from stockholders are given careful consideration by the company in accordance with Rule 14a-8 under the Exchange Act. Stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 2023 annual meeting of stockholders if they are received by the company on or before December 19, 2022. In addition, all proposals will need to comply with Rule 14a-8, which lists the requirements for inclusion of stockholder proposals in company-sponsored proxy materials. Any proposal should be directed to the attention of the company’s Secretary at 10670 N. Central Expressway, Suite 700, Dallas, TX 75231.
In order for a stockholder proposal, including proposals regarding director nominees, submitted outside of Rule 14a-8 to be considered “timely,” the company’s Bylaws require that such proposal must be received by the company not less than 90 days nor more than 120 days prior to the one-year anniversary of the date of mailing of the notice of the preceding year’s annual meeting of stockholders. Accordingly, in order for a proposal relating to business to be conducted at our 2022 annual meeting of stockholders to be “timely” under the company’s Bylaws, it must be received by the Secretary of the company at our principal executive office no earlier than December 19, 2022, and no later than January 18, 2023. However, in the event that the date of mailing of the notice of the 2022 annual meeting of stockholders is advanced or delayed by more than 30 days from April 18, 2023, the one-year anniversary of the date of notice of the previous year’s annual meeting, for a proposal by the stockholders to be timely, it must be received no earlier than the 120th day before mailing of the notice of such meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice of such meeting or the 10th day after the day on which public announcement of the date of such mailing of the notice of such meeting is first made by the company. All director nominations and stockholder proposals submitted outside of Rule 14a-8 must comply with the requirements of our Bylaws, or they may be excluded from consideration at the meeting.
OTHER MATTERS
The Board of Directors knows of no other business to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the meeting.
No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the Proxy Statement.
ADDITIONAL INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public from commercial document retrieval services and on the website maintained by the SEC at http://www.sec.gov. In addition, our SEC filings are available, free of charge, on our website: https://ir.driveshack.com. Such information will also be furnished upon written request to Drive Shack Inc., 10670 N. Central Expressway, Suite 700, Dallas, TX 75231, Attention: Investor Relations.
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The company and some brokers household proxy materials, delivering a single annual report and proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the company that they or the company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report and proxy statement, please notify your broker if your shares are held in a brokerage account or the company if you hold registered shares. You can notify the company by sending a written request to Drive Shack Inc., 10670 N. Central Expressway, Suite 700, Dallas, TX 75231, Attention: Investor Relations or by contacting Investor Relations at 646-585-5591, and we will deliver promptly a separate copy of the annual report and proxy statement.

Instead of receiving future copies of our proxy materials by mail, you can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save the cost of producing and mailing documents to your home or business, will give you an electronic link to the proxy voting site and also will also help preserve environmental resources.
Stockholders of Record. If you vote on the Internet at http://www.proxyvote.com, simply follow the prompts for enrolling in the electronic proxy delivery service.
Street Name Holders. If you hold your shares in a bank or brokerage account, you also may have the opportunity to receive the proxy materials electronically. Please check the information provided in the proxy materials you receive from your bank or broker regarding the availability of this service.
Your election to receive proxy materials by email will remain in effect until you terminate it.
By Order of the Board of Directors,

/s/ Nicholas M. Foley
Nicholas M. Foley
Secretary
Dallas, TX
April 18, 2022

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/16/2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/DS2022**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/16/2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 0000000000000000

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of two Class II directors to serve until the 2025 Annual Meeting and two Class III directors to serve until the 2023 Annual Meeting.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01) Virgis W. Colbert 02) Benjamin M. Crane 03) William J. Clifford 04) Keith Sbarbaro

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: The Board of Directors may consider and act upon any other business properly presented at the Annual Meeting. If a proxy is properly executed, then these shares will be voted either in the manner you indicate, or if no direction is indicated, in the manner directed by the Board of Directors (including with respect to any matter not specified above that is properly presented at the Annual Meeting). To obtain detailed instructions on how to register and attend the meeting, please see the proxy statement.

02 0000000000

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000566391_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com

DRIVE SHACK INC.
This proxy is solicited on behalf of the Board of Directors
ANNUAL MEETING OF STOCKHOLDERS
MAY 17, 2022

The stockholder(s) hereby appoint(s) Wesley R. Edens and Hana Khouri, or either of them, as proxy holders, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Drive Shack Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, Eastern Time on May 17, 2022, via live webcast at www.virtualshareholdermeeting.com/DS2022 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH OF PROPOSALS 2 AND 3.

PLEASE MARK, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side

0000566391_2 R1.0.0.24